UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 19, 2008
3COM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12867 (Commission File Number)	94-2605794 (IRS Employer Identification No.)
350 Campus Drive
Marlborough, Massachusetts
01752
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (508) 323-1000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
     On March 19, 2008, 3Com Corporation (the “Company”) issued a press release announcing that the Company intends to proceed with the shareholders’ meeting currently scheduled for Friday, March 21, 2008 at 8:00 a.m., local time, at the Company’s headquarters located at 350 Campus Drive, Marlborough, Massachusetts 01752-3064, to enable the Company’s shareholders to vote on the pending merger transaction. The press release is attached hereto as Exhibit 99.1. The press release is hereby incorporated by reference in this Item 8.01.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Description
99.1	Text of Press Release, dated March 19, 2008, titled “3Com to Proceed with Shareholder Meeting on March 21, 2008 to Vote on Existing Merger Agreement with Bain Capital Partners”

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3COM CORPORATION

Date: March 19, 2008	By:	/s/ Neal D. Goldman Neal D. Goldman
Executive Vice President,
Chief Administrative and Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release, dated March 19, 2008, titled “3Com to Proceed with Shareholder Meeting on March 21, 2008 to Vote on Existing Merger Agreement with Bain Capital Partners”